UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

Resource America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-4408	72-0654145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203
Navy Yard Corporate Center
Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 215-546-5005

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2011, the Registrant’s consolidated subsidiary, LEAF Commercial Capital, Inc. (“LCC”), completed a $105,000,000 term securitization.  Pursuant to the securitization, LEAF Receivables Funding 7, LLC, a newly formed subsidiary of LCC, issued eight classes of notes.  The notes are asset-backed debt, secured and payable by certain assets of LEAF Receivables Funding 7, LLC.  The notes are governed by an Indenture dated as of September 7, 2011 between LEAF Receivables Funding 7, LLC and U.S. Bank National Association in its capacity as trustee and custodian.

The securities have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The offering of securities was made to Guggenheim Securities, LLC, as initial purchaser, pursuant to a private placement.  The initial purchaser sold or offered the securities within the United States to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933.

The notes included eight fixed rate classes of notes, rated by both DBRS, Inc. and Moody’s Investors Service, Inc.  The initial amount of the note balance, the interest rate, the maturity date and the rating from each of DBRS and Moody’s for each class of notes are as follows:

	Class A-1A	Class A-1B	Class A-2	Class B	Class C	Class D	Class E-1	Class E-2
Initial Note Balance	$15,000,000	$5,000,000	$61,995,000	$5,403,000	$6,907,000	$3,119,000	$4,234,000	$3,342,000
Note Rate	0.40%	0.50%	2.40%	3.80%	5.00%	5.00%	5.50%	5.50%
Stated Maturity Date	10/2012	10/2012	4/2016	3/2019	3/2019	3/2019	3/2019	3/2019
DBRS Rating	R-1H (sf)	R-1H (sf)	AAA (sf)	AA (sf)	A (sf)	BBB (H) (sf)	BBB (sf)	BB (sf)
Moody’s Rating	P-1 (sf)	P-1 (sf)	Aaa (sf)	Aa2 (sf)	A2 (sf)	Baa2 (sf)	Ba1 (sf)	B1 (sf)

The Class A Notes also have the benefit of a financial guaranty insurance policy issued by Assured Guaranty Corp.; other than such policy for the benefit of the Class A Notes, neither the notes nor the underlying contracts are insured or guaranteed by any third party or any other entity.

The facility contains standard events of default common in similar term securitizations.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Resource America, Inc.

Dated: November 3, 2011	By: /s/ Thomas C. Elliott
Thomas C. Elliott
Senior Vice President and Chief Financial Officer